Exhibit 25.2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

400 South Hope Street Suite 400 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

TransDigm Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	34-1750032 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

TransDigm Group Incorporated

(Exact name of obligor as specified in its charter)

Delaware	41-2101738
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

CHAMPION AEROSPACE LLC

(Exact name of obligor as specified in its charter)

Delaware	58-2623644
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1230 Old Norris Road Liberty, South Carolina (Address of principal executive offices)	29657 (Zip code)

ADAMS RITE AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

California	95-4056812
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4141 North Palm Street Fullerton, California	92835
(Address of principal executive offices)	(Zip code)

MARATHONNORCO AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

Delaware	74-2707437
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

8301 Imperial Drive Waco, Texas	76712
(Address of principal executive offices)	(Zip code)

AVIONIC INSTRUMENTS LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-2666109 (I.R.S. employer identification no.)

1414 Randolph Avenue Avenel, New Jersey (Address of principal executive offices)	07001-2402 (Zip code)

SKURKA AEROSPACE INC.

(Exact name of obligor as specified in its charter)

Delaware	20-2042650
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4600 Calle Bolero, P.O. Box 2869 Camarillo, California	93011-2869
(Address of principal executive offices)	(Zip code)

CDA INTERCORP LLC

(Exact name of obligor as specified in its charter)

Florida	59-1285683
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

450 Goolsby Blvd. Deerfield, Florida	33442
(Address of principal executive offices)	(Zip code)

AVIATION TECHNOLOGIES, INC.

(Exact name of obligor as specified in its charter)

Delaware	04-3750236
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AVTECHTYEE, INC.

(Exact name of obligor as specified in its charter)

Washington	91-0761549
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

6500 Merrill Creek Parkway Everett, Washington	98203
(Address of principal executive offices)	(Zip code)

TRANSICOIL LLC

(Exact name of obligor as specified in its charter)

Delaware	26-0084182
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

9 Iron Bridge Drive Collegeville, Pennsylvania	19426
(Address of principal executive offices)	(Zip code)

MALAYSIAN AEROSPACE SERVICES, INC.

(Exact name of obligor as specified in its charter)

Delaware	20-4894903
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AEROCONTROLEX GROUP, INC.

(Exact name of obligor as specified in its charter)

Delaware	26-0379798
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4223 Monticello Blvd. South Euclid, Ohio	44121
(Address of principal executive offices)	(Zip code)

ACME AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

Delaware	16-0324980
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

528 W. 21st Street, Suite 6 Tempe, Arizona	85282
(Address of principal executive offices)	(Zip code)

DUKES AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

Delaware	27-1368976
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

9060 Winnetka Avenue Northridge, California	91324
(Address of principal executive offices)	(Zip code)

BRUCE INDUSTRIES, INC.

(Exact name of obligor as specified in its charter)

Colorado	20-8487769
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

101 Evans Avenue Dayton, Nevada	89403
(Address of principal executive offices)	(Zip code)

BRUCE AEROSPACE INC.

(Exact name of obligor as specified in its charter)

Delaware	26-0658833
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

101 Evans Avenue Dayton, Nevada	89403
(Address of principal executive offices)	(Zip code)

SEMCO INSTRUMENTS, INC.

(Exact name of obligor as specified in its charter)

Delaware	95-2500600
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

25700 Rye Canyon Road Valencia, California	91355
(Address of principal executive offices)	(Zip code)

CEF INDUSTRIES, LLC

(Exact name of obligor as specified in its charter)

Delaware	36-2056886
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

320 South Church Street Addison, Illinois	60101
(Address of principal executive offices)	(Zip code)

HARTWELL CORPORATION

(Exact name of obligor as specified in its charter)

California	95-1936254
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

900 S. Richfield Road Placentia, California	92870
(Address of principal executive offices)	(Zip code)

MCKECHNIE AEROSPACE HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware	26-0181650
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

MCKECHNIE AEROSPACE INVESTMENTS, INC.

(Exact name of obligor as specified in its charter)

Delaware	58-2430801
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

MCKECHNIE AEROSPACE US LLC

(Exact name of obligor as specified in its charter)

Delaware	27-0127704
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

TEXAS ROTRONICS, INC.

(Exact name of obligor as specified in its charter)

Texas	74-2925673
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

601 West Elizabeth Street Brownsville, Texas	78520
(Address of principal executive offices)	(Zip code)

MCKECHNIE AEROSPACE DE, INC.

(Exact name of obligor as specified in its charter)

Delaware	20-8964837
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

ELECTROMECH TECHNOLOGIES LLC

(Exact name of obligor as specified in its charter)

Delaware	94-3033701
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

2600 S. Custer Ave. Wichita, Kansas	67217
(Address of principal executive offices)	(Zip code)

SCHNELLER INTERNATIONAL SALES CORP.

(Exact name of obligor as specified in its charter)

Ohio	34-2041979
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

6019 Powdermill Rd. Kent, Ohio	44240
(Address of principal executive offices)	(Zip code)

AMSAFE – C SAFE, INC.

(Exact name of obligor as specified in its charter)

Delaware	32-0261761
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

SCHNELLER LLC

(Exact name of obligor as specified in its charter)

Delaware	87-0802616
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

6019 Powdermill Rd. Kent, Ohio	44240
(Address of principal executive offices)	(Zip code)

HARCO LLC

(Exact name of obligor as specified in its charter)

Connecticut	06-0691144
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

186 Cedar Street Branford, Connecticut	06405
(Address of principal executive offices)	(Zip code)

SCHNELLER HOLDINGS LLC

(Exact name of obligor as specified in its charter)

Delaware	87-0802607
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

6019 Powdermill Rd. Kent, Ohio	44240
(Address of principal executive offices)	(Zip code)

AMSAFE GLOBAL HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware	26-1268176
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AP GLOBAL ACQUISITION CORP.

(Exact name of obligor as specified in its charter)

Delaware	26-1172816
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AMSAFE INDUSTRIES, INC.

(Exact name of obligor as specified in its charter)

Delaware	32-0122263
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

BRIDPORT HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware	74-3127247
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AMSAFE, INC.

(Exact name of obligor as specified in its charter)

Delaware	36-3363619
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1043 N. 47th Avenue Phoenix, Arizona	85043
(Address of principal executive offices)	(Zip code)

AP GLOBAL HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware	26-1171087
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AMSAFE COMMERCIAL PRODUCTS, INC.

(Exact name of obligor as specified in its charter)

Delaware	86-0774924
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

22937 Gallatin Way Elkhart, Indiana	46514
(Address of principal executive offices)	(Zip code)

BRIDPORT ERIE AVIATION, INC.

(Exact name of obligor as specified in its charter)

Delaware	25-1861935
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1317 West 12th Street Erie, Pennsylvania	16501
(Address of principal executive offices)	(Zip code)

BRIDPORT-AIR CARRIER, INC.

(Exact name of obligor as specified in its charter)

Washington	91-1887382
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

ARKWIN INDUSTRIES, INC.

(Exact name of obligor as specified in its charter)

New York	11-1696632
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

686 Main Street Westbury, New York	11590
(Address of principal executive offices)	(Zip code)

WHIPPANY ACTUATION SYSTEMS, LLC

(Exact name of obligor as specified in its charter)

Delaware	46-3033189
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AEROSONIC LLC

(Exact name of obligor as specified in its charter)

Delaware	74-1668471
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1212 North Hercules Ave Clearwater, Florida	33765
(Address of principal executive offices)	(Zip code)

AIRBORNE ACQUISITION, INC.

(Exact name of obligor as specified in its charter)

Delaware	27-1422895
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AIRBORNE GLOBAL, INC.

(Exact name of obligor as specified in its charter)

Delaware	27-1422997
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AIRBORNE SYSTEMS NORTH AMERICA INC.

(Exact name of obligor as specified in its charter)

Delaware	02-0805976
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AIRBORNE HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware	27-1422954
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.

(Exact name of obligor as specified in its charter)

Delaware	13-3518559
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

3701 West Warner Ave. Santa Ana, California	92704
(Address of principal executive offices)	(Zip code)

AIRBORNE SYSTEMS NA INC.

(Exact name of obligor as specified in its charter)

Delaware	22-3396247
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

(Exact name of obligor as specified in its charter)

New Jersey	22-3348756
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

5800 Magnolia Ave. Pennsauken, New Jersey	08109
(Address of principal executive offices)	(Zip code)

AVIONICS SPECIALTIES, INC.

(Exact name of obligor as specified in its charter)

Virginia	54-1648275
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip code)

6.500% Senior Subordinated Notes due 2024

and Guarantees of 6.500% Senior Subordinated Notes due 2024

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 29th day of July, 2014.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ R. Tarnas
Name:	R. Tarnas
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business March 31, 2014, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	1,670
Interest-bearing balances	297
Securities:
Held-to-maturity securities	0
Available-for-sale securities	688,739
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	135,000
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	3,890
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	123,966
Other assets	122,558

Total assets	$1,932,433

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LIABILITIES
Deposits:
In domestic offices	692
Noninterest-bearing	692
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	250,184
Total liabilities	250,876
Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,122,030
Not available
Retained earnings	557,284
Accumulated other comprehensive income	1,243
Other equity capital components	0
Not available
Total bank equity capital	1,681,557
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,681,557

Total liabilities and equity capital	1,932,433

I, Cherisse Waligura, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Cherisse Waligura         )         CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, President	)
Antonio I. Portuondo, Director	)	Directors (Trustees)
William D. Lindelof, Director	)

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